Exhibit 99.1

MUNICIPAL MORTGAGE AND EQUITY, LLC

EARNINGS PACKAGE

QUARTER ENDED MARCH 31, 2004

MUNICIPAL MORTGAGE & EQUITY, LLC
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share and per share data)
(unaudited)

	For the three months ended
	March 31,
	2004	2003
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$19,178	$15,985
Interest on loans	10,283	9,503
Interest on short-term investments	223	192

Total interest income	29,684	25,680

Fee income
Syndication fees	3,751	1,411
Origination fees	917	698
Loan servicing fees	1,881	1,909
Asset management and advisory fees	6,166	1,076
Guarantee fees	1,853	111
Other income	1,837	2,086

Total fee income	16,405	7,291

Net gain on sales	3,307	1,278

Total income	49,396	34,249

EXPENSES:
Interest expense	14,880	10,368
Interest expense on preferred shares	3,046	—
Salaries and benefits	13,059	5,966
General and administrative	3,920	1,656
Professional fees	1,494	989
Amortization of intangibles	1,612	389

Total expenses	38,011	19,368

Net holding gains (losses) on derivatives	(2,355)	2,873
Impairments and valuation allowances related to investments	(300)	—
Net losses from equity investments in partnerships	(10,511)	(747)

Net income before income taxes, income allocated to preferred shareholders in a subsidiary company, and cumulative affect of accounting change	(1,781)	17,007
Income tax benefit (expense)	2,510	(68)

Net income before income allocated to preferred shareholders in a subsidiary company and cumulative effect of accounting change	729	16,939
Income allocable to preferred shareholders in a subsidiary company	—	(2,994)

Net income before cumulative effect of accounting change	729	13,945
Cumulative effect of a change in accounting principle	520	—

Net Income	$1,249	$13,945

Basic earnings per common share:
Earnings before cumulative effect of accounting change	$0.02	$0.51
Cumulative effect of a change in accounting principle	0.02	—

Basic earnings per common share	$0.04	$0.51

Weighted average common shares outstanding	33,301,337	27,342,870
Diluted earnings per common share:
Earnings before cumulative effect of accounting change	$0.02	$0.50
Cumulative effect of a change in accounting principle	0.02	—

Diluted earnings per common share	$0.04	$0.50

Weighted average common shares outstanding	33,679,188	27,681,511
Cash distribution per common share	$0.4575	$0.4450

VARIANCE ANALYSIS FOR GAAP

1st Quarter 2004 Compared to 1st Quarter 2003:

GAAP net income for the first quarter of 2004 decreased $12.7 million compared to the same period last year due primarily to the following changes:

(1)	a $6.9 million decrease in net income generated from the tax credit equity business primarily as a result of the July 2003 acquisition of HCI. The components of this decrease are as follows:

(i)	a $6.0 million in net loss from the guaranteed tax credit equity funds;

(ii)	a $5.5 million increase in salaries and benefits;

(iii)	a $2.4 million increase in rent expense, professional fees and general and administrative costs;

(iv)	a $1.6 million increase in amortization of intangibles; and debt issue costs assocated with the expansion of line of credit; and

(v)	$0.3 million increase in partnership losses from warehoused properties; partially offset by

(vi)	$2.3 million in syndication fees;

(vii)	$4.9 million in asset management fees;

(viii)	a $1.2 million increase in other income composed primarily of:

a.	$0.6 million of guarantee fee income;

b.	$0.3 million of contingent general partner and general partner fees received from tax credit equity funds; and

c.	$0.3 million in fees received for investment valuation services;

(ix)	a $0.4 million decrease in interest expense on the warehousing line of credit as these costs are reimbursed from the tax credit equity funds

(2)	a $5.2 million decrease in the fair value of derivatives;

(3)	a $1.6 million increase in non-HCI-related salaries and benefits due to growth in headcount and increased bonus expense accruals;

(4)	a $0.5 million decrease in gain on sales due primarily to:

(i)	$0.3 million related to the sale of capitalized mortgage servicing rights;

(ii)	$0.2 million related to the sale of investment in partnerships

(5)	a $0.3 million increase in impairments and valuation allowances related to investments;

(6)	a $0.4 million increase in interest expense associated with a line of credit used to fund the HCI acquisition;

(7)	a $0.8 million decrease in other income composed primarily of:

(i)	a $0.9 million decrease in prepayment fees collected from the early payments of tax-exempt bond investments; and

(ii)	a $0.6 million decrease in commitment fees collected on conventional equity deals; partially offset by

(iii)	a $0.5 million increase in put income and loan extension fee income;

     Offset in part by:

(8)	a $2.6 million decrease in income tax expense; and

(9)	a $0.5 million cumulative effect of an accounting change as a result of FIN 46.

MUNICIPAL MORTGAGE & EQUITY, LLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share and per share data)
(unaudited)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$19,178	$15,887	$15,612	$13,929	$15,985
Interest on loans	10,283	9,232	9,408	7,563	9,503
Interest on short-term investments	223	305	308	332	192

Total interest income	29,684	25,424	25,328	21,824	25,680

Fee income
Syndication fees	3,751	17,856	5,764	1,825	1,411
Origination fees	917	2,805	862	2,219	698
Loan servicing fees	1,881	1,710	1,716	1,838	1,909
Asset management and advisory fees	6,166	4,871	3,191	1,198	1,076
Guarantee fees	1,853	1,500	1,891	112	111
Other income	1,837	1,881	1,691	3,197	2,086

Total fee income	16,405	30,623	15,115	10,389	7,291

Net gain on sales	3,307	(726)	8,288	1,453	1,278

Total income	49,396	55,321	48,731	33,666	34,249

EXPENSES:
Interest expense (Note 1)	14,880	11,720	12,696	8,724	10,368
Interest expense on preferred shares (Note 1)	3,046	3,194	2,994	—	—
Salaries and benefits	13,059	15,034	12,065	8,671	5,966
General and administrative	3,920	5,149	3,385	1,972	1,656
Professional fees	1,494	1,217	1,105	877	989
Amortization of intangibles	1,612	2,859	2,863	414	389

Total expenses	38,011	39,173	35,108	20,658	19,368

Net holding gains (losses) on derivatives	(2,355)	2,400	3,498	(2,449)	2,873
Impairments and valuation allowances related to investments	(300)	(5,839)	—	(1,144)	—
Net losses from equity investments in partnerships	(10,511)	788	(1,608)	(1,606)	(747)
Income tax benefit (expense)	2,510	(2,956)	2,622	540	(68)
Income allocable to preferred shareholders in a subsidiary company (Note 1)	—	—	—	(2,995)	(2,994)

Net income from continuing operations	729	10,541	18,135	5,354	13,945
Discontinued operations	—	—	—	25,748	—
Cumulative effect of accounting change on prior years	520	(1,228)	—	—	—

Net income	$1,249	$9,313	$18,135	$31,102	$13,945

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
Net income from continuing operations	$0.02	$0.33	$0.63	$0.19	$0.51
Discontinued operations	—	—	—	0.89	—
Cumulative effect of accounting change on prior years	0.02	(0.04)	—	—	—

Basic earnings per common share	$0.04	$0.29	$0.63	$1.08	$0.51

Weighted average common shares outstanding	33,301,337	32,496,904	28,842,447	28,857,305	27,342,870
Diluted earnings per common share:
Net income from continuing operations	$0.02	$0.32	$0.62	$0.18	$0.50
Discontinued operations	—	—	—	0.88	—
Cumulative effect of accounting change on prior years	0.02	(0.04)	—	—	—

Diluted earnings per common share	$0.04	$0.28	$0.62	$1.06	$0.50

Weighted average common shares outstanding	33,679,188	32,894,390	29,224,605	29,213,062	27,681,511

Note 1:	As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“FAS 150”), as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Notes

(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These non-cash gains and losses are not included in the Company’s calculation of CAD.

(2) For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company’s allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.

(3) For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of mortgage servicing rights; (b) amortization of mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.

(4) This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:

(a)	Origination fees and certain other income amounts, which are recognized as income when received for CAD purposes, but for GAAP reporting are amortized over the life of the associated investment.

(b)	Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds.

(c)	Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into over the guarantee period.

(d)	Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July 2003 acquisition, and second as income consistent with the CAD revenue recognition.

(5) For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.

(6) For GAAP reporting, the Company’s income tax expense contains both a current and a deferred component. Only the Company’s current income tax expense is reflected in CAD.

(7) For GAAP reporting, the Company recognized a gain upon the sale of a property. This gain was required to be classified as discontinued operations because the Company owned the property prior to the sale. For CAD reporting, the gain was significantly less due to recording a portion of the proceeds as interest income. In addition, the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

(8) For those of the Company’s tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD.

(9) As a result of the adoption of Financial Interpretation No. 46, “Consolidation of Variable Interest Entities” (“Fin 46”) the company determined its residual interests in non-guaranteed tax credit equity funds represented equity interests in Variable Interest Entities (“VIEs”) and the Company was the primary beneficiary of the VIE and, therefore, was required to consolidate the funds. The non-cash GAAP earnings (loss) from these tax credit equity funds is not included in CAD.

MUNICIPAL MORTGAGE & EQUITY, LLC
RECONCILIATION OF BASIC AND DILUTED EPS
(Unaudited)

	For the three months ended March 31, 2004			For the three months ended March 31, 2003
	Income	Shares	Per Share	Income	Shares	Per Share
	(Numerator)	(Denominator)	Amount	(Numerator)	(Denominator)	Amount
(in thousands, except share and per share data)
Basic EPS
Net income before cumulative effect of accounting change	$729	33,301,337	$0.02	$13,945	27,342,870	$0.51
Cumulative effect of accounting change	520		0.02	—		—

Income allocable to common shares	$1,249		$0.04	$13,945		$0.51

Effect of Dilutive Securities
Options and deferred shares		377,851			338,641

Diluted EPS
Net income before cumulative effect of accounting change	$729		$0.02	$13,945
Cumulative effect of accounting change	520		0.02	—		—

Income allocable to common shares plus assumed conversions	$1,249	33,679,188	$0.04	$13,945	27,681,511	$0.50

MUNICIPAL MORTGAGE & EQUITY, LLC
RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
(In thousands)
(unaudited)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$19,178	$15,887	$15,612	$13,929	$15,985
Interest on loans	10,283	9,232	9,408	7,563	9,503
Interest on short-term investments	223	305	308	332	192

Total interest income	29,684	25,424	25,328	21,824	25,680

Fee income
Syndication fees	3,751	17,856	5,764	1,825	1,411
Origination fees	917	2,805	862	2,219	698
Loan servicing fees	1,881	1,710	1,716	1,838	1,909
Asset management and advisory fees	6,166	4,871	3,191	1,198	1,076
Guarantee fees	1,853	1,500	1,891	112	111
Other income	1,837	1,881	1,691	3,197	2,086

Total fee income	16,405	30,623	15,115	10,389	7,291

Net gain on sales	3,307	(726)	8,288	1,453	1,278

Total income	49,396	55,321	48,731	33,666	34,249

EXPENSES:
Interest expense	14,880	11,720	12,696	8,724	10,368
Interest expense on preferred shares	3,046	3,194	2,994	—	—
Salaries and benefits	13,059	15,034	12,065	8,671	5,966
General and administrative	3,920	5,149	3,385	1,972	1,656
Professional fees	1,494	1,217	1,105	877	989
Amortization of intangibles	1,612	2,859	2,863	414	389

Total expenses	38,011	39,173	35,108	20,658	19,368

Net holding gains (losses) on derivatives	(2,355)	2,400	3,498	(2,449)	2,873
Impairments and valuation allowances related to investments	(300)	(5,839)	—	(1,144)	—
Net losses from equity investments in partnerships	(10,511)	788	(1,608)	(1,606)	(747)
Income tax benefit (expense)	2,510	(2,956)	2,622	540	(68)
Income allocable to preferred shareholders in a subsidiary company	—	—	—	(2,995)	(2,994)

Net income from continuing operations	729	10,541	18,135	5,354	13,945
Discontinued operations	—	—	—	25,748	—
Cumulative effect of a change in accounting principle	520	(1,228)	—	—	—

Net income	$1,249	$9,313	$18,135	$31,102	$13,945

Conversion to Cash Available for Distribution:
(1) Mark to market adjustments	$2,355	$(2,400)	$(3,498)	$2,449	$(2,873)
(2) Equity investments	2,866	(235)	1,995	3,181	2,410
(3) Net gain on sales	(125)	(2,211)	(577)	(10,486)	(327)
(3) Amortization of capitalized mortgage servicing fees	403	385	390	414	352
(3) Amortization of asset management contracts	1,179	2,458	2,422	—	—
(4) Origination fees, syndication fees and other income, net	1,852	2,650	2,675	1,335	281
(5) Valuation allowances and other-than-temporary impairments	326	3,037	—	1,097	—
(6) Deferred tax expense	(2,514)	21	(2,622)	984	628
(7) Discontinued operations	—	—	—	(25,748)	—
(7) Interest income	—	—	—	10,793	—
(8) Fund income	5,930	4,775	(3,629)	—	—
(9) Change in accounting principle	(520)	1,228	—	—	—

Cash Available for Distribution (CAD)	$13,001	$19,021	$15,291	$15,121	$14,416

Notes

(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These non-cash gains and losses are not included in the Company’s calculation of CAD.

(2) For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company’s allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.

(3) For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of mortgage servicing rights; (b) amortization of mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.

(4) This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:

(a)	Origination fees and certain other income amounts, which are recognized as income when received for CAD purposes, but for GAAP reporting are amortized over the life of the associated investment.

(b)	Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds.

(c)	Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into income over the guarantee period.

(d)	Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July 2003 acquisition, and second as income consistent with the CAD revenue recognition.

(5) For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.

(6) For GAAP reporting, the Company’s income tax expense contains both a current and a deferred component. Only the Company’s current income tax expense is reflected in CAD.

(7) For GAAP reporting, the Company recognized a gain upon the sale of a property. This gain was required to be classified as discontinued operations because the Company owned the property prior to the sale. For CAD reporting, the gain was significantly less due to recording a portion of the proceeds as interest income. In addition, the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

(8) For those of the Company’s tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD.

(9) As a result of the adoption of Financial Interpretation No. 46, “Consolidation of Variable Interest Entities” (“Fin 46”) the company determined its residual interests in non-guaranteed tax credit equity funds represented equity interests in Variable Interest Entities (“VIEs”) and the Company was the primary beneficiary of the VIE and, therefore, was required to consolidate the funds. The non-cash GAAP earnings (loss) from these tax credit equity funds is not included in CAD.

MUNICIPAL MORTGAGE & EQUITY, LLC
RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
(In thousands)
(Unaudited)

	For the three months ended
	March 31,
	2004	2003
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$19,178	$15,985
Interest on loans	10,283	9,503
Interest on short-term investments	223	192

Total interest income	29,684	25,680

Fee income
Syndication fees	3,751	1,411
Origination fees	917	698
Loan servicing fees	1,881	1,909
Asset management and advisory fees	6,166	1,076
Guarantee fees	1,853	111
Other income	1,837	2,086

Total fee income	16,405	7,291

Net gain on sales	3,307	1,278

Total income	49,396	34,249

EXPENSES:
Interest expense	14,880	10,368
Interest expense on preferred shares	3,046	—
Salaries and benefits	13,059	5,966
General and administrative	3,920	1,656
Professional fees	1,494	989
Amortization of intangibles	1,612	389

Total expenses	38,011	19,368

Net holding gains (losses) on derivatives	(2,355)	2,873
Impairments and valuation allowances related to investments	(300)	—
Net gains (losses) from equity investments in partnerships	(10,511)	(747)
Income tax benefit (expense)	2,510	(68)
Income allocable to preferred shareholders in a subsidiary company	—	(2,994)

Net income from continuing operations	729	13,945
Cumulative effect of a change in accounting principle	520	—

Net income	$1,249	$13,945

Conversion to Cash Available for Distribution:
(1) Mark to market adjustments	$2,355	$(2,873)
(2) Equity investments	2,866	2,410
(3) Net gain on sales	(125)	(327)
(3) Amortization of capitalized mortgage servicing fees	403	352
(3) Amortization of asset management contracts	1,179	—
(4) Origination fees, syndication fees and other income, net	1,852	281
(5) Valuation allowances and other-than-temporary impairments	326	—
(6) Deferred tax expense	(2,514)	628
(7) Fund Income	5,930	—
(8) Change in Accounting Principle	(520)	—

Cash Available for Distribution (CAD)	$13,001	$14,416

Notes

(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These non-cash gains and losses are not included in the Company’s calculation of CAD.

(2) For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company’s allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.

(3) For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of mortgage servicing rights; (b) amortization of mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.

(4) This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:

(a)	Origination fees and certain other income amounts, which are recognized as income when received for CAD purposes, but for GAAP reporting are amortized over the life of the associated investment.

(b)	Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds.

(c)	Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into income over the guarantee period.

(d)	Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July 2003 acquisition, and second as income consistent with the CAD revenue recognition.

(5) For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.

(6) For GAAP reporting, the Company’s income tax expense contains both a current and a deferred component. Only the Company’s current income tax expense is reflected in CAD.

(7) For those of the Company’s tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD.

(9) As a result of the adoption of Financial Interpretation No. 46, “Consolidation of Variable Interest Entities” (“Fin 46”) the company determined its residual interests in non-guaranteed tax credit equity funds represented equity interests in Variable Interest Entities (“VIEs”) and the Company was the primary beneficiary of the VIE and, therefore, was required to consolidate the funds. The non-cash GAAP earnings (loss) from these tax credit equity funds is not included in CAD.

MUNICIPAL MORTGAGE & EQUITY, LLC
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(in thousands, except share and per share data)
(unaudited)

	For the three months ended
	March 31,
	2004	2003
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans	$28,859	$24,848
Interest on short-term investments	202	192
Syndication fees	4,733	1,411
Origination fees	1,970	1,160
Loan servicing fees	1,873	1,909
Asset management and advisory fees	6,166	1,076
Distributions from equity investments in partnerships	1,918	1,831
Other income	2,338	2,091
Net gain on sales	611	951

TOTAL SOURCES OF CASH	48,670	35,469

EXPENSES:
Interest expense	14,154	9,839
Interest expense — preferred shares (Note 1)	3,046	—
Salaries and benefits	13,059	5,966
Professional fees	1,494	989
General and administrative	3,913	1,825
Income tax expense (benefit)	3	(560)

TOTAL EXPENSES	35,669	18,059

CASH AVAILABLE FOR DISTRIBUTION	13,001	17,410

LESS:
Cash allocable to preferred shareholders in a subsidiary company (Note 1)	—	2,994

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$13,001	$14,416

CAD PER COMMON SHARE	$0.37	$0.50

COMMON SHARES OUTSTANDING	34,840,630	28,846,327

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$13,001	$14,416

ACTUAL AMOUNT PAID	$15,940	$12,837

PAYOUT RATIO	122.6%	89.0%

COMMON SHARES OUTSTANDING FOR DISTRIBUTION	34,840,630	28,846,327

CASH DISTRIBUTION PER COMMON SHARE	$0.4575	$0.4450

Note 1: As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“FAS 150”), as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

     The primary differences between Net Income as calculated under generally accepted accounting principles (“GAAP”) and Cash Available For Distribution (“CAD”) result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, which are not included in the calculation of CAD.

     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options and vesting of deferred shares.

VARIANCE ANALYSIS FOR CAD

1st Quarter 2004 Compared to 1st Quarter 2003:

CAD for the first quarter of 2004 decreased $1.4 million as compared with the same period last year due primarily to the following changes:

(1)	a $1.6 million increase in non-HCI-related salaries and benefits due to growth in headcount and increased bonus expense accruals;

(2)	a $0.6 million increase in income tax expense;

(3)	a $0.4 million decrease in other income composed primarily of:

(i)	a $0.9 million decrease in prepayment fees collected from the early payments of tax-exempt bond investments; partially offset by

(ii)	a $0.2 million increase in loan extension fee income;

(iii)	a $0.3 million increase in put income;

(4)	a $0.4 million increase in interest expense associated with a line of credit used to fund the HCI acquisition;

(5)	a $0.3 million decrease in gain on sales due to a decrease in premiums on the sale of loans to GNMA, FNMA, and other conduit lenders;

Offset in part by:

(6)	a $0.8 million increase in CAD generated by the tax credit equity fund business primarily as a result of the July 2003 acquisition of HCI. The components of this increase are as follows:

(i)	a $3.3 million increase in syndication fees;

(ii)	a $4.9 million increase in asset management fees;

(iii)	a $0.5 million increase in other income composed primarily of:

a.	$0.4 million of guarantee fee income

b.	$0.3 million of contingent general partner and general partner fees received from tax credit equity funds; and

c.	$0.3 million in fees received for investment valuation services; offset in part by

d.	a $0.6 million decrease in commitment fees collected on a conventional equity deals;

(iv)	a $0.4 million decrease in interest expense on the warehousing line of credit as these costs are reimbursed from the tax credit equity funds;

     Partially offset by:

(v)	a $5.5 million increase in salaries and benefits; and

(vi)	a $2.4 million increase in rent expense, professional fees and general and administrative costs;

(vii)	a $0.4 million increase in amortization of debt issue costs associated with an expansion of a line of credit used to fund tax credit investments.

(7)	a $1.0 million increase in origination and advisory fees.

MUNICIPAL MORTGAGE & EQUITY, LLC
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(In thousands, except share and per share data)
(unaudited)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	3/31/04	12/31/03	09/30/03	06/30/03	03/31/03
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans	$28,859	$24,708	$24,626	$31,597	$24,848
Interest on short-term investments	202	243	277	332	192
Syndication fees	4,733	18,004	6,588	1,825	1,411
Origination fees	1,970	4,047	1,887	2,711	1,160
Loan servicing fees	1,873	1,705	1,708	1,835	1,909
Asset management and advisory fees	6,166	6,267	3,777	1,198	1,076
Distributions from equity investments in partnerships	1,918	2,123	1,946	1,716	1,831
Other income	2,338	2,407	2,384	4,221	2,091
Net gain (loss) on sales	611	878	3,239	(9,033)	951

TOTAL SOURCES OF CASH	48,670	60,382	46,432	36,402	35,469

EXPENSES:
Interest expense	14,154	11,351	11,920	8,102	9,839
Interest expense — preferred shares (Note 1)	3,046	3,276	2,994	—	—
Salaries and benefits	13,059	15,034	12,065	8,671	5,966
Professional fees	1,494	1,217	1,105	877	989
General and administrative	3,939	4,746	3,057	2,113	1,825
Loan loss expense	(26)	2,802	—	47	—
Income tax expense (benefit)	3	2,935	—	(1,524)	(560)

TOTAL EXPENSES	35,669	41,361	31,141	18,286	18,059

CASH AVAILABLE FOR DISTRIBUTION	13,001	19,021	15,291	18,116	17,410
LESS:
Cash allocable to preferred shareholders of a subsidiary company (Note 1)	—	—	—	2,995	2,994

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$13,001	$19,021	$15,291	$15,121	$14,416

CAD PER COMMON SHARE	$0.37	$0.58	$0.53	$0.52	$0.50

COMMON SHARES OUTSTANDING	34,840,630	32,576,380	28,917,912	28,832,443	28,846,327

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$13,001	$19,021	$15,291	$15,121	$14,416

ACTUAL AMOUNT PAID	$15,940	$14,739	$14,643	$12,903	$12,837

PAYOUT RATIO (Note 2)	122.6%	77.5%	95.8%	85.3%	89.0%

COMMON SHARES OUTSTANDING FOR DISTRIBUTION (Note 2)	34,840,630	32,576,380	32,540,512	28,832,443	28,846,327

CASH DISTRIBUTION PER COMMON SHARE	$0.4575	$0.4525	$0.4500	$0.4475	$0.4450

Note 1: As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“FAS 150”), as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Note 2: The payout ratio calculation for the quarter ended 9/30/03 is based on 32,540,412 common shares outstanding to reflect the 3,622,500 common shares issued in October 2003 that received the third quarter distribution.

Note 3: Certain prior quarter amounts have been reclassified to conform to the 12/31/03 presentation.

     The primary differences between Net Income as calculated under generally accepted accounting principles (“GAAP”) and Cash Available For Distribution (“CAD”) result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, which are not included in the calculation of CAD.

     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options and vesting of deferred shares.

MUNICIPAL MORTGAGE & EQUITY, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands except per share data)
(unaudited)

	March 31,	December 31,
	2004	2003
ASSETS:
Investment in tax-exempt bonds and residual interests in bond securitizations	$1,097,764	$1,043,973
Loans receivable, net	541,516	497,884
Loans receivable held for sale	22,933	54,492
Investments in partnerships	1,624,073	282,492
Investment in derivative financial instruments	2,630	2,563
Cash, cash equivalents and interest receivable	58,317	67,669
Other assets	275,257	165,882
Goodwill and other intangible assets	133,485	134,664

TOTAL	$3,755,975	$2,249,619

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Notes payable	$867,478	$646,096
Short-term debt	374,376	371,881
Long-term debt	186,792	190,090
Preferred shares subject to mandatory redemption (Note 1)	168,000	168,000
Tax credit syndication guarantee liability	136,322	151,326
Investment in derivative financial instruments	17,709	15,287
Other liabilities	52,865	65,073
Minority interest in a subsidiary company	1,274,458	31
Shareholders’ equity	677,975	641,835

TOTAL	$3,755,975	$2,249,619

BOOK VALUE PER COMMON SHARE	$19.50	$19.74

Note 1:	As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“FAS 150”), as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Municipal Mortgage & Equity, LLC
Analysis of Consolidated Balance Sheet Components

The table on page 15 provides an overview, organized according to major categories of invested assets or product types, of the Company’s assets and liabilities as of March 31, 2004. Management believes this presentation provides helpful detail on the components of the Company’s leverage and how the Company’s assets and liabilities relate to those major categories. The table also provides data on the Company’s off-balance-sheet bond securitizations as of December 31, 2003, in order to permit comparison of the Company’s leverage based on the GAAP balance sheet alone to leverage inclusive of those off-balance-sheet items. Readers are cautioned that (1) this table does not reflect formal operating units or business segments within the Company, (2) shareholder’s equity for each of columns A through G was calculated by taking assets minus liabilities for each column, and the related columnar shareholder equity figures should not, therefore, be construed as representing the actual or notional equity supporting the invested assets or product type represented by a given column, (3) various items grouped in column E (Other) relate to other columns but have been aggregated in column E for ease of presentation and simplicity (e.g., cash is not allocated among the various columns), and (4) the preferred equity interest in MuniMae TE Bond Subsidiary, LLC has been presented in a separate column F to highlight subsidiary preferred shares reclassified as debt as of July 1, 2003 according to Statement of Financial Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.”

MUNICIPAL MORTGAGE & EQUITY, LLC
ANALYSIS OF CONSOLIDATED BALANCE SHEET COMPONENTS
3/31/04
(In thousands, except percentages)
(Unaudited)

	(A)		(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
	Bond									Off Balance	Adjusted
	Securitizations and		Taxable	Tax Credit	CAPREIT Equity		Preferred Equity	Tax Credit	Balance Sheet	Sheet Bond	Balance Sheet
	Derivatives (1)		Lending (2)	Operations (3)	Investments (4)	Other	in TE Bond Sub (5)	Funds (6)	March 31, 2004	Securitizations	March 31, 2004
ASSETS
Investment in tax-exempt bonds, net	$1,097,764		$—	$—	$—	$—	$—	$—	$1,097,764	$103,493	$1,201,257
Loans receivable, net	30,351		508,643		2,522	—			541,516		541,516
Loans receivable held for sale			22,933			—			22,933		22,933
Investments in partnerships				85,051	60,313	(3)		1,478,712	1,624,073		1,624,073
Investment in derivative financial instruments	2,630					—			2,630		2,630
Cash and cash equivalents						40,527			40,527		40,527
Interest receivable						17,790			17,790		17,790
Restricted assets	13,475				4,895	6,999		169,647	195,016		195,016
Other assets				62,457		29,456	7,380	(29,683)	69,610		69,610
Mortgage servicing rights, net			10,631			—			10,631		10,631
Goodwill			15,855	89,768		1,882			107,505		107,505
Other intangibles (7)				25,980		—		—	25,980		25,980

Total assets	$1,144,220		$558,062	$263,256	$67,730	$96,651	$7,380	$1,618,676	$3,755,975	$103,493	$3,859,468

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$52,966		$502,882	$102,975	$—	$—	$—	$208,655	$867,478	$—	$867,478
Short-term debt	374,376					—			374,376		374,376
Long-term debt	186,792					—			186,792	103,493	290,285
Preferred shares subject to mandatory redemption						—	168,000		168,000		168,000
Tax credit syndication guarantee liability						—		136,322	136,322		136,322
Investment in derivative financial instruments	17,709					—			17,709		17,709
Accounts payable and accrued expenses						3,503		4,613	8,116		8,116
Interest payable						7,542	2,994	74	10,610		10,610
Unearned revenue and other liabilities				3,339		30,908		72	34,319		34,319

Total liabilities	631,843		502,882	106,314	—	41,953	170,994	349,736	1,803,722	103,493	1,907,215

Minority Interest in a subsidiary company			(74)					1,274,532	1,274,458		1,274,458
Liabilities / Assets	55	% (9)	90%	40%	0%	43%	2317%	22%	48%	100%	49.4%
Percentage of liabilities — balance sheet 3/31/04	35%		28%	6%	0%	2%	9%	19%	100%	N/A	N/A
Percentage of liabilities — adjusted balance sheet 3/31/04	33%		26%	6%	0%	2%	9%	18%	N/A	5%	100%
Total shareholders’ equity (8)	512,333		55,254	156,942	67,730	54,698	(163,614)	(5,592)	677,795	—	1,952,253

Total liabilities and shareholders’ equity	$1,144,220		$558,062	$263,256	$67,730	$96,651	$7,380	$1,618,676	$3,755,975	$103,493	$3,859,468

MUNICIPAL MORTGAGE & EQUITY, LLC
ANALYSIS OF CONSOLIDATED BALANCE SHEET COMPONENTS
3/31/04
(In thousands, except percentages)
(Unaudited)

NOTES

(1)	Bond securitizations and derivatives includes the Company’s investments in tax-exempt bonds, bond related investments and derivatives and the related on-balance sheet debt and cash collateral.

(2)	Taxable lending includes the Company’s construction and permanent loans and the related borrowings from the Midland Affordable Housing Group Trust, pension funds and lines of credit.

(3)	Tax credit operations includes the Company’s investment in properties and advances to tax credit equity funds and the related borrowings under lines of credit. This column also includes borrowings under a line of credit used to finance the July 2003 acquisition of Lend Lease’s tax credit operations.

(4)	CAPREIT equity investments includes the taxable equity investments in the CAPREIT joint ventures and the related cash collateral.

(5)	Due to Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” the preferred shares issued by TE Bond Subsidiary have been reclassified to debt.

(6)	Tax credit funds reflects the consolidation of assets and liabilities of certain tax credit equity funds under two GAAP rules: FIN 46, which requires consolidation of certain funds which are considered “variable interest entities”; and Financial Accounting Statement No. 66, “Accounting for Sales of Real Estate”, which requires consolidation of funds where the Company has provided investors a guarantee or has continuing involvement with the assets of the funds. The great majority of assets, and all of the minority interest in subsidiary company, shown in this column relates to funds consolidated as of March 31, 2004 pursuant to FIN 46.

(7)	Goodwill of $31.7 million related to the 1999 purchase of the Midland Companies has been allocated equally between taxable lending and tax credit operations.

(8)	Shareholders’ equity was calculated by taking assets minus liabilities for each column, and therefore these amounts do not accurately represent the actual or notional amount of equity attributable to each column.

(9)	Including the assets and liabilities from off balance sheet bond securitizations the percentage relating to bond securitixations and derivatives would be 59%.

MUNICIPAL MORTGAGE & EQUITY, LLC
2004 INVESTMENTS
FIRST QUARTER
(In thousands)

BOND PRODUCTION:

				QUARTER		TOTAL FEES
			PERMANENT	BOND VOLUME		RECOGNIZED
			INTEREST			THIS QUARTER
PROPERTY	CITY	STATE	RATE	CONSTRUCTION	PERMANENT	FOR CAD
Diamond Fork	Spanish Fork	UT	6.90%	$—	$3,525	$70
Oaks at Riverview	Tampa	FL	7.35%	1,550	1,550	85
Providence at Rush Creek II	Arlington	TX	6.70%	10,000	10,000	175
Rose Cove	Farmington	UT	6.60%	—	6,705	34
Stapleton	Denver	CO	7.88%	2,500	2,500	—
Village at Sandhill	Columbia	SC	6.20%	—	25,000	—

TOTAL				$14,050	$49,280	$364

CONSTRUCTION/PERMANENT LENDING, SYNDICATION AND OTHER PRODUCTION:

		TOTAL FEES
		RECOGNIZED
	QUARTER	THIS QUARTER
	VOLUME	FOR CAD
Tax Credit Equity Syndications (Equity Raised)	$91,331	$4,733
Tax Credit Acquisition Production	$142,550	$—
Conventional Equity Production	$3,815	$134
Taxable Construction Loan Production (generating a weighted average spread of 3.62%)	$129,691	$438
Taxable Permanent Loan Production	$61,964	$1,127
Supplemental Loan Production	$11,744	$73
OTHER INFORMATION:
Balance as of 3/31/04 of Permanent Loan Servicing Portfolio under Management	$1,203,063	$1,111
Balance as of 3/31/04 of Equity Syndication Portfolio under Management	$5,577,980	$4,974

MMA FINANCIAL, LLC
PARTICIPATING BOND PORTFOLIO
NET OPERATING INCOME — TREND
As of March 31, 2004

	Q1 2003	Q4 2003	Q1 2004	Q1 '04 /	Q1 '04 /
Property	Actual	Actual	Actual	Q1 '03	Q4 '03
Alban	260,814	271,172	260,256	-0.2%	-4.0%
Arlington (1)	-39,943	-43,442	-92,416	-131.4%	-112.7%
Barkley Place	331,248	312,648	353,100	6.6%	12.9%
Barrington at Beach Street (1)(2)	201,476	238,903	255,063	26.6%	6.8%
Cobblestone	147,956	170,648	168,134	13.6%	-1.5%
Cool Springs (1)(2)	-2,816	73,421	21,074	-848.4%	-71.3%
Creekside	291,969	261,264	237,373	-18.7%	-9.1%
Crossings	182,192	165,379	206,845	13.5%	25.1%
Gilman Meadows	172,281	146,043	147,246	-14.5%	0.8%
Hamilton Grove	173,874	173,311	147,246	-15.3%	-15.0%
Jefferson Commons (2)	400,144	341,013	318,394	-20.4%	-6.6%
Lakeview	164,215	175,075	173,442	5.6%	-0.9%
Mallard I	38,539	37,623	37,190	-3.5%	-1.1%
Mallard II	102,270	92,029	94,503	-7.6%	2.7%
Montclair	344,427	267,283	335,214	-2.7%	25.4%
Newport Village	193,723	227,583	257,415	32.9%	13.1%
Nicollet Ridge	320,571	360,953	374,215	16.7%	3.7%
Palisades Park	245,324	265,264	238,917	-2.6%	-9.9%
Riverset I	376,154	370,318	372,273	-1.0%	0.5%
Riverset II (2)	162,217	120,888	141,335	-12.9%	16.9%
Steeplechase Falls	343,626	439,386	418,995	21.9%	-4.6%
Meadows	120,149	108,196	127,685	6.3%	18.0%
Timber Ridge	129,561	115,519	123,584	-4.6%	7.0%
Villas at LaRiviera	226,573	216,470	231,406	2.1%	6.9%
Whispering Lake	316,850	262,818	231,406	-27.0%	-12.0%
Winter Oaks	275,783	178,175	257,542	-6.6%	44.5%

Total	5,479,179	5,347,941	5,437,437	-0.8%	1.7%
Same Store Growth	5,320,462	5,079,059	5,253,717	-1.3%	3.4%

(1)	In Lease-up. Quarterly totals are not included in Same Store Growth calculations.

(2)	Q1 2004 includes January and February actuals plus the March budget.

Real Estate Table

							Avg. Monthly Rent
			Occupancy				Per Apartment Unit
			Month	Month	Month	Month	Month	Month	Month	Month
			Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Month/Year	Apartment	Mar 31	Dec 31	Mar 31	Mar 31	Mar 31	Dec 31	Mar 31	Mar 31
Apartment Community	Acquired	Units	2004	2003	2003	2002	2004	2003	2003	2002
Participating Mortgage Bonds:
Alban Place (8)	Sep-86	194	91.8%	92.3%	94.8%	94.3%	967	971	923	920
Cobblestone	Aug-99	184	94.6%	94.0%	92.4%	94.6%	588	587	581	568
Creekside Village	Nov-87	296	95.6%	93.9%	99.7%	99.7%	611	609	591	543
Crossings	Jan-97	200	95.5%	87.5%	89.0%	93.5%	767	768	754	745
Jefferson Commons	Dec-00	173	87.9%	87.3%	87.9%	93.1%	1,227	1,229	1,230	1,362
Lakeview	Sep-87	180	97.2%	88.3%	96.1%	97.8%	738	736	715	687
Timber Ridge	Dec-00	168	98.2%	92.9%	96.4%	94.6%	492	461	496	496
Villas at LaRiviera	Jun-99	199	93.5%	92.5%	91.0%	98.0%	717	711	702	665

Subtotal Participating Mortgage Bonds		1,594

Mortgage Bonds
Applewood (a.k.a. Paola)	Jul-99	48	97.9%	100.0%	93.8%	93.8%	566	566	518	499
Autumn Oaks/Crest at Thousand Oaks	Feb-03	410	89.8%	89.3%	95.4%	N/A	525	519	560	N/A
Charter House (2)	Dec-96	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cielo Vista	Aug-99	378	96.0%	93.7%	90.5%	97.1%	421	421	391	423
Country Club	Jul-99	101	68.3%	74.3%	85.1%	94.1%	452	454	446	443
Delta Village	Jun-99	80	96.3%	98.8%	95.0%	98.8%	614	607	587	570
Elmbrooke	Aug-00	54	100.0%	100.0%	100.0%	100.0%	1,112	1,063	1,062	1,021
Florida A&M	Feb-00	96	96.9%	100.0%	86.5%	72.9%	1,575	1,597	1,374	1,390
Gannon (Dade) (3)	Feb-98	575	92.5%	93.9%	96.5%	95.4%	832	827	788	739
Gannon (St. Louis)	Feb-98	336	84.5%	90.2%	93.2%	92.3%	600	598	586	562
Hidden Valley (8)	Dec-96	82	73.2%	85.4%	93.9%	90.2%	584	582	567	543
Honey Creek	Mar-99	656	91.9%	87.0%	97.7%	93.9%	499	517	536	561
Lake Piedmont	Apr-98	648	90.7%	92.9%	88.4%	92.4%	500	500	488	473
Monroe (Oakmont, Towne Oak)	Dec-98	364	90.7%	92.0%	97.5%	98.6%	491	491	489	480
Mountain View (Willowgreen)	Nov-86	241	90.5%	93.4%	91.3%	95.4%	649	648	643	625
Northridge Park II	Aug-87	128	98.4%	94.5%	90.6%	99.2%	1,023	1,027	1,007	1,040
Oakbrook	Dec-96	170	81.2%	81.2%	100.0%	95.9%	469	467	456	427
Oklahoma City (4)	Aug-98	774	92.2%	92.9%	95.3%	87.2%	488	487	485	478
Orangevale	Apr-98	64	98.4%	98.4%	98.4%	100.0%	969	969	968	957
Parkwood	Jun-99	180	98.9%	97.2%	99.4%	97.8%	495	492	475	460
Pointe at St. Joseph	Nov-03	202	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Riverset II (1)	Jan-96	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Riverview	Jun-00	228	98.2%	98.2%	97.8%	50.4%	655	655	657	649
Sahuarita	Jun-99	52	82.7%	61.5%	86.5%	100.0%	588	592	422	553
Santa Fe Springs	Jun-00	310	94.2%	89.4%	77.1%	81.9%	595	595	587	594
Shadowbrook	Jun-99	193	97.4%	98.4%	97.9%	99.0%	521	524	484	477
Silver Springs	Dec-99	250	83.6%	86.0%	90.0%	88.0%	772	771	774	792
Southwind	Aug-00	88	100.0%	100.0%	100.0%	95.5%	766	760	737	685
Torries Chase	Dec-96	99	88.9%	89.9%	89.9%	92.9%	513	511	496	494
Village Apartments	May-00	210	95.7%	95.7%	96.7%	96.2%	585	585	568	492
Village at Stone Mountain	Oct-97	722	92.5%	87.5%	88.9%	92.5%	730	734	761	725
Village Green	Feb-00	200	92.0%	93.5%	87.0%	88.5%	637	635	643	637
Weatherstone	Sep-00	100	99.0%	93.0%	90.0%	54.0%	798	757	800	812
Western Hills (8)	Dec-98	80	66.2%	67.5%	77.5%	98.0%	527	528	515	502
Willow Key	Mar-99	384	96.1%	95.6%	95.8%	98.4%	707	707	705	646
Woodglen	Dec-99	250	80.0%	85.2%	82.4%	93.2%	710	693	669	635
Woodmark	Jun-99	173	98.8%	100.0%	97.7%	97.7%	673	673	680	697

Subtotal Mortgage Bonds		8,926

							Avg. Monthly Rent
			Occupancy				Per Apartment Unit
			Month	Month	Month	Month	Month	Month	Month	Month
			Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Month/Year	Apartment	Mar 31	Dec 31	Mar 31	Mar 31	Mar 31	Dec 31	Mar 31	Mar 31
Apartment Community	Acquired	Units	2004	2003	2003	2002	2004	2003	2003	2002
Participating Subordinate Mortgage Bonds:
Barkley Place	May-87	156	97.4%	97.4%	98.7%	91.7%	2,151	2,136	2,074	2,111
Gilman Meadows	Mar-87	125	92.0%	92.8%	91.2%	93.6%	991	952	1,010	1,020
Hamilton Chase	Feb-87	300	94.7%	88.0%	91.7%	97.7%	625	627	623	611
Mallard Cove I & II	Feb-87	198	94.4%	91.9%	94.4%	85.9%	719	718	714	761
Meadows	Jan-88	200	88.0%	84.5%	91.0%	93.0%	615	611	605	606
Montclair	Oct-86	159	87.4%	88.7%	92.5%	91.8%	1,876	1,863	1,844	1,803
Newport Village	Dec-86	220	97.7%	90.5%	85.5%	95.0%	855	855	846	832
Nicollet Ridge	Dec-87	339	87.9%	93.5%	90.6%	90.6%	962	955	913	942
Riverset II	Jan-96	148	94.8%	94.6%	90.0%	89.2%	721	731	711	699
Steeplechase	Oct-88	450	94.7%	93.8%	94.0%	98.7%	628	627	609	591
Whispering Lake	Oct-87	384	84.6%	87.0%	90.4%	93.8%	648	650	652	643

Subtotal Participating Subordinate Mortgage Bonds		2679

Subordinate Mortgage Bonds:
CAPREIT	Sep-99	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Farmington Meadows	Aug-99	69	100.0%	95.7%	100.0%	98.6%	825	814	814	814
Independence Ridge	Aug-96	336	76.5%	81.3%	69.9%	83.6%	555	554	554	550
Locarno	Aug-96	110	89.1%	85.5%	90.9%	93.6%	874	874	891	874
Olde English Manor	Nov-99	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peaks of Conyer	Sep-01	260	88.1%	82.7%	85.0%	89.2%	692	718	737	740
Rillito Village	Jul-00	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Winter Oaks	Nov-99	460	93.9%	91.7%	95.4%	91.5%	569	566	557	549

Subtotal Subordinate Mortgage Bonds		1,235

Other Bond Related Investments:
Briarwood	Dec-98	600	97.5%	96.8%	94.8%	98.7%	663	659	633	595
Cinnamon Ridge	Dec-97	264	89.4%	89.0%	92.8%	97.0%	965	962	938	882
Golfside Villas (f.k.a. Club West)	Mar-99	194	99.5%	99.0%	99.0%	100.0%	612	613	617	589
Park at Landmark	Sep-00	396	94.2%	97.9%	94.2%	97.0%	1,080	1,071	1,081	1,070
Poplar Glen	Jun-97	191	93.9%	96.9%	93.7%	99.0%	1,012	986	974	945
RITES — Charter House	Dec-96	280	92.5%	93.2%	89.6%	91.1%	627	626	625	618
RITES — Indian Lakes	Jul-97	296	96.6%	95.9%	75.0%	84.5%	802	793	790	768
RITES — LaPaloma	Apr-99	120	99.2%	96.7%	100.0%	98.3%	627	636	654	630
RITES — LeMirador (Coleman Senior)	Apr-98	141	84.4%	83.7%	87.2%	98.6%	794	807	835	816
RITES — Museum Towers	Apr-01	286	95.8%	95.8%	93.0%	88.5%	1,389	1,389	1,342	1,350
RITES — Olde English Manor	Jun-98	264	76.9%	73.5%	82.2%	92.8%	499	501	494	476
RITES — Palisades Park	Feb-98	304	97.4%	90.8%	96.4%	98.4%	560	560	555	537
RITES — Pavillion	Apr-99	132	98.5%	100.0%	99.2%	99.2%	682	693	667	661
RITES — Rancho/Villas	May-00	417	82.3%	85.4%	86.6%	94.5%	530	532	476	538
RITES — Rillito Village	Aug-98	272	91.5%	90.4%	91.2%	93.4%	472	472	463	440
RITES — Riverset (1)	Aug-88	352	94.8%	94.6%	90.0%	89.2%	726	726	497	693
RITES — Riverset II (1)	Jan-96	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
RITES — Sienna (a.k.a. Italian Gardens)	Apr-98	140	85.7%	88.6%	91.4%	97.1%	819	815	811	817
RITES — Sonterra	May-98	156	93.6%	87.2%	90.4%	80.8%	909	909	863	845
RITES — Southgate Crossings	Jun-97	215	95.3%	94.0%	94.0%	95.8%	1,033	1,026	992	951
RITES — Southwood	Nov-97	1,286	62.5%	63.2%	74.2%	84.0%	500	500	496	490

Subtotal Other Bond Related Investments		6,306

Total Units/Weighted Average Investments		20,740	90.0%	89.5%	90.7%	92.3%	694	693	680	676

Total/Same Stores (5) 2001		20,128	90.0%	89.5%	90.6%	92.3%	697	697	682	676
Total/Same Stores (5) 2002		20,538	90.0%	89.5%	90.7%		694	693	680

							Avg. Monthly Rent
			Occupancy				Per Apartment Unit
			Month	Month	Month	Month	Month	Month	Month	Month
			Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Month/Year	Apartment	Mar 31	Dec 31	Mar 31	Mar 31	Mar 31	Dec 31	Mar 31	Mar 31
Apartment Community	Acquired	Units	2004	2003	2003	2002	2004	2003	2003	2002
Construction/Substantial Rehab Properties and Other Investments
Arlington	Dec-00	176	40.3%	36.9%	31.8%	N/A	1,390	1,389	1,388	N/A
Barrington at Beach Street	Oct-00	398	84.9%	75.9%	59.5%	28.6%	798	798	803	842
Bedford Park	Oct-00	312	53.5%	46.2%	64.1%	74.4%	506	509	530	515
Brookside Park	Dec-03	200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
CAPREIT Joint Venture (6)	Jun-02	6,279	92.8%	94.2%	94.1%	N/A	718	623	751	N/A
CAPREIT TERA (7)	Mar-01	2,942	93.2%	93.6%	94.1%	92.4%	600	597	608	636
Cedar Park Ranch	Aug-03	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Chancellor	Nov-01	101	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Chancellor II	Mar-02	46	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
City Views at Rosa Burney Park	Dec-02	180	68.9%	71.7%	N/A	N/A	585	620	N/A	N/A
Cliffs at Grove Barton	Apr-03	132	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cool Springs	Aug-00	124	63.7%	61.3%	53.2%	21.8%	1,966	1,966	1,919	1,947
Coronel Village	Apr-02	48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Desert Tree Estates	Sep-03	196	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Diamond Fork	Feb-04	60	93.3%	N/A	N/A	N/A	706	N/A	N/A	N/A
Eden Park	May-03	104	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Evergreen at Mesquite	Aug-03	200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fort Branch	Dec-00	250	96.4%	82.4%	69.2%	1.6%	691	704	738	N/A
Glenwood Farms (8)	Nov-03	294	86.7%	N/A	N/A	N/A	527	N/A	N/A	N/A
Hidden Brooks	Sep-01	201	94.5%	79.1%	84.6%	80.1%	826	843	1,026	1,069
Jefferson at Town Lake	Dec-02	216	88.9%	88.0%	N/A	N/A	1,435	N/A	N/A	N/A
Lake Pleasant Village	May-03	152	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Las Trojas	Mar-02	49	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Liberty Park Townhomes	Feb-03	184	84.8%	79.3%	72.3%	N/A	847	490	490	N/A
Lincoln Corner	Dec-01	134	38.1%	N/A	N/A	N/A	1,462	N/A	N/A	N/A
McEver Vineyards	Nov-03	221	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Meridian at Bridgewater	Nov-99	90	90.0%	85.6%	81.1%	64.4%	3,496	3,496	3,496	3,496
North White Road	Nov-01	157	61.8%	33.8%	N/A	N/A	N/A	N/A	N/A	N/A
Oak Grove Commons	Dec-01	168	54.8%	62.5%	N/A	N/A	534	N/A	N/A	N/A
Oaks at Riverview	Mar-04	45	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Olathe Senior Residences	Dec-02	144	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Osborne Place Manor	Dec-02	50	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Penn Valley	Dec-01	42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Providence at Rush Creek	Jan-04	144	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Riverview Manor	Dec-03	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rocky Creek	Dec-03	200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rose Cove	Feb-04	124	63.7%	N/A	N/A	N/A	641	N/A	N/A	N/A
Sanger Trails	Dec-02	208	51.9%	40.4%	N/A	N/A	645	645	N/A	N/A
Sterlingshire	Dec-03	200	83.8%	N/A	N/A	N/A	482	N/A	N/A	N/A
Sycamore Senior Village	Jun-02	300	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Village at Sun Valley	May-00	276	75.0%	74.3%	89.1%	49.6%	684	684	684	641
Walnut Grove	Jul-03	60	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Walnut Tree	Mar-02	64	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Woodland Village (8)	May-03	198	60.6%	N/A	N/A	N/A	555	N/A	N/A	N/A

Subtotal Construction/Rehab Properties		15,969

Total Units		36,709

(1)	The Company owns a participating bond, a participating subordinate bond and a RITES interest collateralized by the Riverset property.

(2)	The Company owns a non-participating bond and a RITES interest collateralized by the Charter House property.

(3)	The Dade Gannon Portfolio represents three properties.

(4)	The Oklahoma City Portfolio represents three properties.

(5)	Same Store includes only properties reporting for all three quarters.

(6)	CAPREIT Joint Venture represents twenty properties (not included previously in CAPREIT Portfolio). February 2004 Average Rent used in place of March 2004.

(7)	The CAPREIT TERA Portfolio represents eleven properties. February 2004 Average Rent used in place of March 2004.

(8)	February 2004 Occupancy used in place of March 2004.